EXHIBIT 31.1

CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Ross G. Clarkson, certify that:

1.	I have reviewed this annual report on Form 40-F/A of TransGlobe Energy Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 26, 2010

/s/ Ross Clarkson
Ross G. Clarkson
Chief Executive Officer